AGREEMENT TO EXTEND REPAYMENT OBLIGATION

     This Agreement to Extend Repayment Obligation (this "Agreement"), is entered by and between Power Exploration, Inc., a Nevada corporation (the "Borrower"), and Trident III, LLC, a Cayman limited liability company (the "Lender"), as of May 1, 1999. Reference is made to the 10% Promissory Note dated October 21, 1998 made by the Borrower to the Lender (the "Note").

WHEREAS, under the terms of the Notes the Lender has the right to be repaid all indebtedness due under the Notes as of March 15, 1999; and

Whereas, the lender has agreed to delay the effectiveness of its right to repayment until September 30, 1999;

1. The Lender hereby agrees to delay the effectiveness of its right to repayment under the Note (the "Repayment Obligation") until September 30, 1999;

2. In consideration of Lender's agreement to delay the effectiveness of the Repayment Obligation Borrower shall issue to Lender 40,000 shares of Borrower's common stock ("Borrower Stock"), for the two subsequent months that the Note is extended from March 15, 1999. (The period from March 16, 1999 through may 15, 1999 i.e., 40,000 shares has already been paid to Trident III, LLC). the Borrower shall issue to Lender 220,000 shares of Borrower Stock, for the extension from May 16, 1999 to September 30, 1999. The 220,000 shares are to be issued no later than July 1, 1999. If the Borrower fails to repay the note on or before September 30, 1999, the Borrower shall issue the Lender 50,000 shares per day that the Note is outstanding subsequent to September, 1999.

IN WITNESS WHEREOF, the undersigned authorized officers of the parties have executed this Agreement as of the date first set forth above.

     TRIDENT III, LLC                        POWER EXPLORATION, INC.



By:  /s/ Jeffrey W. Tomz                     By:  /s/ Mark Zouvas
   ----------------------                       --------------------
Name:  Jeffrey W. Tomz                       Name:  Mark Zouvas
Title:  Director                             Title:  CFO


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